UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 13, 2013

GLOBAL CASINOS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

       1507 Pine Street, Boulder, CO  80302
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 449-2100

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01	OTHER EVENTS

Global Casinos, Inc.  previously announced that it had closed its Doc Holliday Casino located in Central City, Colorado. The unaudited pro forma consolidated balance sheet that follows has been prepared to give effect to the closing of the Doc Holliday Casino had the event occurred on March 31, 2013.  The accompanying unaudited pro forma consolidated statements of operations for the year ended June 30, 2012 and the nine months ended March 31, 2013 have been prepared as if closing of the Doc Holliday Casino had occurred separately on July 1, 2011 and July 1, 2012, respectively.  Explanations of the related pro forma adjustments follow the pro forma financial statements.

ITEM 9.01:       EXHIBITS AND FINANCIAL STATEMENTS

(b)

Pro Forma Financial Information

Pro forma financial information described in Item 8.01 above is filed herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Casinos, Inc (Registrant)

Dated: July 3, 2013	_/s/ Clifford L. Neuman Clifford L. Neuman, President